Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Spencer S. Cropper
[Signature]

Spencer S. Cropper
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Mary E. Bradford
[Signature]

Mary E. Bradford
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Steve P. Foster
[Signature]

Steve P. Foster
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ William G. Huddle
[Signature]

William G. Huddle
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Craig M. Johnson
[Signature]

Craig M. Johnson
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Robert C. Haines II
[Signature]

Robert C. Haines II
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Michael J. Johrendt
[Signature]

Michael J. Johrendt
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ William H. Kaufman
[Signature]

William H. Kaufman
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Anne E. Krehbiel
[Signature]

Anne E. Krehbiel
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Takeitha W. Lawson
[Signature]

Takeitha W. Lawson
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Stephen P. Wilson
[Signature]

Stephen P. Wilson
[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of LCNB CORP., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated November 28, 2023 between the Corporation and Eagle Financial Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Eric J. Meilstrup, and he, as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2024.

/s/ Robert A. Bedinghaus
[Signature]

Robert A. Bedinghaus
[Printed Name]